Exhibit 99.1

Limelight Networks(R) Reports Financial Results for the First Quarter of 2014

  GAAP Revenue of $41.2 million and $0.08 loss per basic share
  Non-GAAP loss of $0.04 per basic share
  $112.4 million, or $1.15 per basic share, of cash, cash equivalents and marketable securities

TEMPE, Ariz.--(BUSINESS WIRE)--May 6, 2014--Limelight Networks, Inc. ("Limelight") (Nasdaq:LLNW), a global leader in digital content delivery, today reported revenue of $41.2 million for the quarter ended March 31, 2014, compared to $45.8 million for the first quarter of 2013.

Limelight closed the sale of our WCM business in the fourth quarter of 2013. Revenue from WCM was $3.2 million in the first quarter of 2013 and $2.9 million in the fourth quarter of 2013. Netflix was approximately 12 percent of total revenues in the current quarter compared to 13 percent a year ago.

On a GAAP basis, the Company reported a loss from continuing operations of $7.6 million or $0.08 per basic share for the first quarter of 2014, compared to a loss from continuing operations of $8.1 million, or $0.08 per basic share in the same period of 2013.

On a non-GAAP basis, net loss was $4.4 million, or $0.04 per basic share for the quarter ended March 31, 2014 compared to a non-GAAP net loss of $4.0 million or $0.04 per basic share in the first quarter of 2013.

EBITDA for the quarter was negative $2.3 million. After adjusting for share based compensation and litigation expense, the Company reported adjusted EBITDA of $0.6 million. The Company ended the quarter with 472 employees.

“With these results, 2014 is off to a good start. We still have hard work ahead to replace revenue lost from the planned migration of our largest customer,” said Bob Lento, Chief Executive Officer. “Importantly, customer satisfaction is improving, employee churn is declining and industry trends remain healthy. We are encouraged with early results of focusing everything we do on the needs of our customers, while building stronger financials through margin and expense discipline evident in our results.”

Financial Tables

LIMELIGHT NETWORKS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except per share data)

	March 31,	December 31,
	2014	2013
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$79,214	$85,956
Marketable securities	33,158	32,506
Accounts receivable, net	23,248	21,430
Income taxes receivable	252	371
Deferred income taxes	74	93
Prepaid expenses and other current assets	9,273	8,192
Total current assets	145,219	148,548
Property and equipment, net	31,765	32,905
Marketable securities, less current portion	45	46
Deferred income taxes, less current portion	1,323	1,307
Goodwill	76,998	77,035
Other intangible assets, net	2,009	2,354
Other assets	5,492	6,103
Total assets	$262,851	$268,298

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$10,128	$5,473
Deferred revenue	3,207	3,523
Capital lease obligation	360	466
Income taxes payable	548	799
Other current liabilities	11,878	15,022
Total current liabilities	26,121	25,283
Capital lease obligation, less current portion	304	358
Deferred income taxes	276	321
Deferred revenue, less current portion	985	1,500
Other long-term liabilities	3,331	3,505
Total liabilities	31,017	30,967
Commitments and contingencies	-	-
Stockholders' equity:
Convertible preferred stock, $0.001 par value; 7,500 shares authorized; no shares issued and outstanding	-	-
Common stock, $0.001 par value; 300,000 shares authorized at March 31, 2014 and December 31, 2013; 98,414 and 97,677 shares issued and outstanding at March 31, 2014 and December 31, 2013, respectively	98	98
Additional paid-in capital	460,731	458,748
Accumulated other comprehensive loss	(1,503)	(1,663)
Accumulated deficit	(227,492)	(219,852)
Total stockholders' equity	231,834	237,331
Total liabilities and stockholders' equity	$262,851	$268,298

LIMELIGHT NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended

	March 31,	December 31,	Percent	March 31,	Percent
	2014	2013	Change	2013	Change

Revenues	$41,170	$42,200	-2%	$45,813	-10%
Cost of revenue:
Cost of services * +	21,351	22,061	-3%	22,356	-4%
Depreciation - network	4,337	4,864	-11%	6,680	-35%
Total cost of revenue +	25,688	26,925	-5%	29,036	-12%
Gross profit +	15,482	15,275	1%	16,777	-8%
Gross profit percentage	37.6%	36.2%		36.6%
Operating expenses:
General and administrative * +	7,982	7,882	1%	7,769	3%
Sales and marketing *	9,725	9,929	-2%	10,484	-7%
Research & development *	4,368	5,189	-16%	5,741	-24%
Depreciation and amortization	1,066	1,479	-28%	1,450	-26%
Total operating expenses +	23,141	24,479	-5%	25,444	-9%

Operating loss	(7,659)	(9,204)	-17%	(8,667)	-12%

Other income (expense):
Interest expense	(12)	(12)	0%	(27)	-56%
Interest income	70	82	-15%	70	0%
Other, net	17	4,489	-100%	568	-97%
Total other income	75	4,559	-98%	611	-88%

Loss from continuing operations before income taxes	(7,584)	(4,645)	63%	(8,056)	-6%
Income tax provision	56	59	-5%	80	-30%

Loss from continuing operations	(7,640)	(4,704)	62%	(8,136)	-6%

Discontinued operations:
Loss from discontinued operations, net of income taxes	-	(411)	-100%	-	0%

Net loss	$(7,640)	$(5,115)	49%	$(8,136)	-6%

Net loss per weighted average share:
Basic
Continuing operations	$(0.08)	$(0.05)		$(0.08)
Discontinued operations	$-	$(0.00)		$-
Total	$(0.08)	$(0.05)		$(0.08)

Diluted
Continuing operations	$(0.08)	$(0.05)		$(0.08)
Discontinued operations	$-	$(0.00)		$-
Total	$(0.08)	$(0.05)		$(0.08)

Shares used in per weighted average share calculations:
Basic	97,946	97,380		96,818
Diluted	97,946	97,380		96,818

* Includes share-based compensation (see supplemental table for figures)

+ Includes reclassifications to match current year presentation
(See summary of reclassifications for detail)

LIMELIGHT NETWORKS, INC.
SUPPLEMENTAL FINANCIAL DATA
(In thousands)
(Unaudited)

	Three Months Ended

	March 31,	December 31,	March 31,
	2014	2013	2013
Supplemental financial data (in thousands):

Share-based compensation:

Cost of revenues	$424	$356	$505
General and administrative	1,468	1,154	1,621
Sales and marketing	391	348	663
Research and development	296	687	561

Total share-based compensation	$2,579	$2,545	$3,350

Depreciation and amortization:

Network-related depreciation	$4,337	$4,864	$6,680
Other depreciation and amortization	729	797	718
Amortization of intangible assets	337	682	732

Total depreciation and amortization	$5,403	$6,343	$8,130

Net (decrease) increase in cash, cash equivalents and marketable securities:	$(6,091)	$6,237	$(7,758)

End of period statistics:

Approximate number of active customers	1,208	1,295	1,406

Number of employees	472	482	499

The statement of operations was revised to reclassify certain amounts to cost of revenues that were previously reported in general and administrative expenses. The following table summarizes the reclassification by line item within the statement of operations:

LIMELIGHT NETWORKS, INC.
SUMMARY OF RECLASSIFICATIONS
(In thousands)
(Unaudited)

Three Months Ended
March 31,
2013
Summary of reclassifications (in thousands):

Cost of services
As previously reported	22,052
Reclassification	304
After Reclassification	22,356

Total cost of revenue
As previously reported	28,732
Reclassification	304
After reclassifications	29,036

Gross profit
As previously reported	17,081
Reclassifications	(304)
After reclassifications	16,777

General and administrative
As previously reported	8,073
Reclassifications	(304)
After reclassifications	7,769

Total operating expenses
As previously reported	25,748
Reclassifications	(304)
After reclassifications	25,444

LIMELIGHT NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three Months Ended

	March 31,	December 31,	March 31,
	2014	2013	2013

Operating activities
Net loss	$(7,640)	$(5,115)	$(8,136)
Loss from discontinued operations	-	(411)	-
Net loss from continuing operations	(7,640)	(4,704)	(8,136)

Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization	5,403	6,343	8,130
Share-based compensation	2,579	2,545	3,350
Deferred income taxes	(23)	(119)	(171)
Foreign currency remeasurement (gain) loss	(12)	(27)	(861)
Loss on sale of property and equipment	-	417	-
Accounts receivable charges	160	206	326
Amortization of premium on marketable securities	173	176	96
Gain on sale of the Web Content Management business	-	(3,836)	-
Changes in operating assets and liabilities:
Accounts receivable	(1,979)	2,404	(1,260)
Prepaid expenses and other current assets	(1,073)	(707)	1,085
Income taxes receivable	(21)	(27)	141
Other assets	617	(390)	106
Accounts payable	3,808	(3,293)	(96)
Deferred revenue	(831)	(252)	1,698
Other current liabilities	(2,972)	822	(1,947)
Income taxes payable	(106)	(149)	307
Other long term liabilities	(173)	(350)	(116)
Net cash (used in) provided by operating activities	(2,090)	(941)	2,652

Investing activities
Purchase of marketable securities	(5,197)	(9,236)	(38,039)
Maturities of marketable securities	4,380	9,580	22,895
Purchases of property and equipment	(3,065)	(5,890)	(2,603)
Proceeds from sale of cost basis investment	-	1,237	-
Proceeds from sale of the Web Content Management business	-	12,341	-
Net cash (used in) provided by investing activities	(3,882)	8,032	(17,747)

Financing activities
Payments on capital lease obligations	(160)	(177)	(429)
Proceeds from exercise of stock options	117	9	-
Proceeds from employee stock purchase plan	-	225	-
Cash paid for purchase of common stock	-	-	(5,512)
Payment of employee tax withholdings related to restricted stock	(864)	(64)	(1,358)
Net cash used in financing activities	(907)	(7)	(7,299)
Effect of exchange rate changes on cash and cash equivalents	137	(350)	(358)
Net (decrease) increase in cash and cash equivalents	(6,742)	6,734	(22,752)
Cash and cash equivalents, beginning of period	85,956	79,222	108,915
Cash and cash equivalents, end of period	$79,214	$85,956	$86,163

Use of Non-GAAP Financial Measures

To evaluate our business, we consider and use Non-GAAP net income (loss) and Adjusted EBITDA as a supplemental measure of operating performance. These measures include the same adjustments that management takes into account when it reviews and assesses operating performance on a period-to-period basis. We consider Non-GAAP net income (loss) to be an important indicator of overall business performance because it allows us to illustrate the impact of the effects of share-based compensation, litigation expenses, amortization of intangibles, acquisition related expenses, gain (loss) on sale of cost basis investment and WCM business and discontinued operations. We define EBITDA as GAAP net income (loss) before interest income, interest expense, gain (loss) on sale of WCM business, other income and expense, provision for income taxes, depreciation and amortization, and discontinued operations. We believe that EBITDA provides a useful metric to investors to compare us with other companies within our industry and across industries. We define Adjusted EBITDA as EBITDA adjusted for share-based compensation, litigation expenses and acquisition related expenses. We use Adjusted EBITDA as a supplemental measure to review and assess operating performance. We also believe use of Adjusted EBITDA facilitates investors' use of operating performance comparisons from period to period as well as across companies.

The terms Non-GAAP net income (loss), EBITDA and Adjusted EBITDA are not defined under United States generally accepted accounting principles, or United States GAAP, and are not measures of operating income, operating performance or liquidity presented in accordance with United States GAAP. Our Non-GAAP net income (loss), EBITDA and Adjusted EBITDA have limitations as analytical tools, and when assessing our operating performance, Non-GAAP net income (loss), EBITDA and Adjusted EBITDA should not be considered in isolation, or as a substitute for net income (loss) or other consolidated income statement data prepared in accordance with United States GAAP. Some of these limitations include, but are not limited to:

  EBITDA and Adjusted EBITDA do not reflect our cash expenditures or future requirements for capital expenditures or contractual commitments;
  they do not reflect changes in, or cash requirements for, our working capital needs;
  they do not reflect the cash requirements necessary for litigation costs;
  they do not reflect the interest expense, or the cash requirements necessary to service interest or principal payments, on our debt that we may incur;
  they do not reflect income taxes or the cash requirements for any tax payments;
  although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will be replaced sometime in the future, and EBITDA and Adjusted EBITDA do not reflect any cash requirements for such replacements;
  while share-based compensation is a component of operating expense, the impact on our financial statements compared to other companies can vary significantly due to such factors as the assumed life of the options and the assumed volatility of our common stock; and
  other companies may calculate EBITDA and Adjusted EBITDA differently than we do, limiting their usefulness as comparative measures.

We compensate for these limitations by relying primarily on our GAAP results and using Non-GAAP net income (loss) and Adjusted EBITDA only as supplemental support for management's analysis of business performance. Non-GAAP net income (loss), EBITDA and Adjusted EBITDA are calculated as follows for the periods presented in thousands:

Reconciliation of Non-GAAP Financial Measures

In accordance with the requirements of Regulation G issued by the Securities and Exchange Commission, the Company is presenting the most directly comparable GAAP financial measures and reconciling the non-GAAP financial metrics to the comparable GAAP measures.

LIMELIGHT NETWORKS, INC.
Reconciliation of U.S. GAAP Net Loss to Non-GAAP Net Loss
(In thousands)
(Unaudited)

	Three Months Ended

	March 31,	December 31,	March 31,
	2014	2013	2013

U.S. GAAP net loss	$(7,640)	$(5,115)	$(8,136)

Share-based compensation	2,579	2,545	3,350
Litigation defense expenses	273	151	42
Amortization of intangible assets	337	682	732
Loss (gain) on sale of the Web Content Management business	62	(3,836)	-
Acquisition related expenses	-	63	(24)
Loss from discontinued operations	-	411	-

Non-GAAP net loss	$(4,389)	$(5,099)	$(4,036)

LIMELIGHT NETWORKS, INC.
Reconciliation of U.S. GAAP Net Loss to EBITDA to Adjusted EBITDA
(In thousands)
(Unaudited)

	Three Months Ended

	March 31,	December 31,	March 31,
	2014	2013	2013

U.S. GAAP net loss	$(7,640)	$(5,115)	$(8,136)

Depreciation and amortization	5,403	6,343	8,130
Interest expense	12	12	27
Loss (gain) on sale of the Web Content Management business	62	(3,836)	-
Interest and other income	(149)	(735)	(638)
Income tax provision	56	59	80
Loss from discontinued operations	-	411	-

EBITDA	(2,256)	(2,861)	(537)

Share-based compensation	2,579	2,545	3,350
Litigation defense expenses	273	151	42
Acquisition related expenses	-	63	(24)

Adjusted EBITDA (loss)	$596	$(102)	$2,831

Conference Call

At approximately 4:30 p.m. EDT (1:30 p.m. PDT) today, management will host a quarterly conference call for investors. Investors can access this call toll-free at 877-388-8480 within the United States or +1 678-809-1592 outside of the U.S. The conference call will also be audiocast live from http://www.limelight.com and a replay will be available following the call from the Company's website.

Safe-Harbor Statement

This press release contains forward-looking statements concerning, among other things, the outlook for the Company's revenues, net loss and stock-based compensation expenses, customer growth, market growth, pricing pressures, expansion into additional market segments, product and services improvements, the integration of acquired businesses and litigation and acquisition related expenses. Forward-looking statements represent the current judgment and expectations of Limelight Networks and are not guarantees and are subject to a number of risks and uncertainties that could cause actual results to differ materially including, but not limited to, risks and uncertainties discussed in the Company's Annual Report on Form 10-K and other filings with the Securities and Exchange Commission and the final review of the results and amendments and preparation of quarterly or annual financial statements, including consultation with our outside auditors. Accordingly, readers are cautioned not to place undue reliance on any forward-looking statements. The Company assumes no duty or obligation to update or revise any forward-looking statements for any reason.

About Limelight

Limelight Networks (NASDAQ: LLNW), a global leader in digital content delivery, empowers customers to better engage digital audiences by enabling them to manage and deliver digital content on any device, anywhere in the world. The Company's award winning Limelight Orchestrate™ platform includes an integrated suite of content delivery technology and services that helps organizations deliver exceptional multi-screen experiences, improve brand awareness, drive revenue, and enhance customer relationships — all while reducing costs. For more information, please visit www.limelight.com, read our blog, and be sure to follow us on Twitter at www.twitter.com/llnw.

Copyright (C) 2014 Limelight Networks, Inc. All rights reserved. All product or service names are the property of their respective owners.

CONTACT:
Limelight Networks, Inc.
Sajid Malhotra, 602-850-5778
ir@llnw.com
or
famaPR on behalf Limelight Networks
Amy Peterson, 617-986-5020
limelight@famapr.com